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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): March 4, 2003

                                 Domino's, Inc.
             (Exact name of registrant as specified in its charter)

   Delaware                                  333-74797         38-3025165
  (State or other jurisdiction of      (Commission File No.)   (I.R.S. Employer
  incorporation or organization)                               Identification Number)


                           30 Frank Lloyd Wright Drive
                            Ann Arbor, Michigan 48106
                    (Address of principal executive offices)

                                 (734) 930-3030
              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure

On March 4, 2003, the Company issued its annual press release announcing its 4th quarter and full year 2002 results. The press release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

Exhibit
Number            Description

 99.1             Domino's, Inc. annual press release, dated March 4, 2003.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Domino's, Inc.
                                 (Registrant)

Date: March 4, 2003              /s/ Harry J. Silverman
                                 ---------------------------
                                 Chief Financial Officer